EXHIBIT 23
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the following registration statements of our reports dated February 20, 2007, with respect to the consolidated financial statements and schedule of Lincoln Electric Holdings, Inc. and subsidiaries, Lincoln Electric Holdings, Inc. and subsidiaries management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Lincoln Electric Holdings, Inc. and subsidiaries, included in this Annual Report (Form 10-K) for the year ended December 31, 2006:
Form S-8 Registration Statement of Lincoln Electric Holdings, Inc. for the Stock Option Plan for Non-Employee Directors (Form S-8 No. 333-49976)
Form S-8 Registration Statement of Lincoln Electric Holdings, Inc. for the 1998 Stock Plan, including Post-Effective Amendment No. 1 (Form S-8 No. 333-58305)
Form S-8 Registration Statement of Lincoln Electric Holdings, Inc. for The Lincoln Electric Company Employee Savings Plan (Form S-8 Nos. 333-107114 and 333-132036)
Form S-8 Registration Statement of Lincoln Electric Holdings, Inc. (as successor to The Lincoln Electric Company) for The Lincoln Electric Company Employee Savings Plan, including Post-Effective Amendment No. 1 (Form S-8 No. 033-64187)
Form S-8 Registration Statement of Lincoln Electric Holdings, Inc. (as successor to The Lincoln Electric Company) for The Lincoln Electric Company 1988 Incentive Equity Plan, including Post-Effective Amendment No. 1 (Form S-8 No. 033-25210)
Form S-8 Registration Statement of Lincoln Electric Holdings, Inc. (as successor to The Lincoln Electric Company) for the 1995 Lincoln Stock Purchase Plan, including Post-Effective Amendment No. 1 (Form S-8 No. 033-64189)
Form S-8 Registration Statement of Lincoln Electric Holdings, Inc. for the 2006 Equity and Performance Incentive Plan (Form S-8 No. 333-134212)
Form S-8 Registration Statement of Lincoln Electric Holdings, Inc. for the 2006 Stock Plan for Non-Employee Directors (Form S-8 No. 333-134210)

/s/ ERNST & YOUNG LLP
Cleveland, Ohio
February 20, 2007